UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2017

Asia Training Institute US, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-210847	81-1010764
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8152 Villaverde Drive Whittier, CA	90605
(address of principal executive offices)	(zip code)

(562) 273-5357
(registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.	On January 23, 2017, the Company dismissed the Independent Registered Public Accounting Firm, MaloneBailey, LLP (“MB”) of Houston, Texas.

b.	MB's report on the financial statements as of November 30, 2015 and for the period from November 10, 2015 (inception) through November 30, 2015 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the period ended November 30, 2015 and through the current date, there have been no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MB would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized MB to respond fully to the inquiries of the successor accountant

e.	During the period ended November 30, 2015 and the interim period through January 23, 2017, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to MB prior to the date of the filing of this Report and requested that MB furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.     On January 24, 2017, the Company engaged Simon & Edward, LLP (“S&E”) of Diamond Bar, CA, as its new Independent Registered Public Accounting Firm. During the period ended November 30, 2015 and prior to January 24, 2017 (the date of the new engagement), we did not consult with S&E regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by S&E, in either case where  written or oral advice provided by S&E would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

A. None

B. Exhibits

NUMBER	EXHIBIT
16.1	Letter from MaloneBailey, LLP dated January 26, 2017, regarding change in Registered Public Accounting Firm (filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Asia Training Institute US, Inc.

Dated: January 26, 2017	/s/ Chun-Han Lin
Chun-Han Lin
Chief Executive Officer